SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                   Syms Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094




                                                                   June 10, 2005





Dear Shareholder:


     You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Syms Corp (the "Company") which will be held on July 14, 2005, at 10:30 a.m. at the offices of the Company.

     Information  about  the  meeting  and the  various  matters  on  which  the shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included is a proxy card and postage paid return envelope.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.




                                   Sincerely,




                                   Marcy Syms
                                   Chief Executive Officer

                                    SYMS CORP

                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  JULY 14, 2005

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Syms Corp will be held at the office of the Company at Syms Way, Secaucus, New Jersey 07094, on Thursday, July 14, 2005 at 10:30 a.m. for the following purposes:

          1. To elect six (6) Directors to serve for the term of one (1) year or until their respective successors have been elected and qualified.

          2. To ratify the appointment of BDO Seidman, LLP as the registered independent public accounting firm of the Company for the fiscal year ending February 25, 2006.

          3.   To approve the 2005 Stock Option Plan.

          4. To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

     The Board of Directors recommends a vote FOR items 1, 2 and 3.

     The foregoing items of business are described more fully in the Proxy Statement accompanying this notice.

     The close of business on June 10, 2005 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and only shareholders of record at such time will be so entitled to vote.

     You are cordially invited to attend the meeting in person. Please sign and date the enclosed proxy and return it in the envelope enclosed for this purpose, whether or not you plan to attend the meeting. It will assist us in keeping down the expenses of the meeting if shareholders return their signed proxies promptly, whether they own a few shares or many shares.

                                        By Order of the Board of Directors




                                        Antone F. Moreira
                                        Assistant Secretary

Secaucus, New Jersey
June 10, 2005

                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094

                                 PROXY STATEMENT
                              FOR ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                ON JULY 14, 2005

                                  INTRODUCTION

     This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation by the Board of Directors of Syms Corp, a New Jersey corporation (the "Company"), of proxies for use at the July 14, 2005 Annual Meeting of the Shareholders of the Company or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's executive offices located at Syms Way, Secaucus, New Jersey 07094. The cost of preparing and mailing the proxy and this Proxy Statement and all other costs in connection with this solicitation of proxies will be borne by the Company. It is anticipated that the accompanying proxy and this Proxy Statement will be sent to shareholders of the Company on or about June 10, 2005.

     Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified. Any such proxy in which no direction is specified will be voted FOR the election of the nominees for director, FOR the ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm, and FOR the approval of the 2005 Stock Option Plan (collectively the "Proposals"), and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournment(s) or postponement(s) thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise, by notifying American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038 in writing, by executing a subsequent proxy or by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy. The Company intends to reimburse brokerage companies and others for forwarding proxy materials to beneficial owners of shares.

     Only shareholders of record of the Company's voting securities as of the close of business on June 10, 2005 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 14,949,153 shares of common stock, par value $0.05 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Annual Meeting. Concurrently with the mailing of this Proxy Statement, the Company is mailing its Annual Report for its fiscal year ended February 26, 2005, to shareholders of record on June 10, 2005.

     Shareholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a representative of the Company's independent transfer agent appointed to serve as Inspector of Election at the meeting and who has executed and verified an oath of office. The holders of a majority of the shares of Common Stock issued and outstanding represented in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes cast at the Annual Meeting is sufficient to elect a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of BDO Seidman, LLP as the Company's registered independent public accounting firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the adoption of the 2005 Stock Option Plan.

     Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. With respect to Proposals 1 and 2, abstentions and "broker non-votes" will not be included in total votes and will have no effect on the outcomes of these proposals. With respect to Proposal 3, abstentions will be treated as votes cast and they will have the same effect as a vote against the matter, and "broker non-votes" will not be considered as votes cast with respect to the matter and so will have no effect on the vote, unless they result in a failure to obtain total votes cast of more than 50% of the shares entitled to vote.

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

     At the Annual Meeting, all six directors of the Company are to be elected for the term of one year or until their respective successors have been elected and qualified. It is intended that votes will be cast pursuant to proxies received from holders of Common Stock of the Company for the nominees listed below, unless the proxy contains contrary instructions. The affirmative vote of a plurality of the votes cast at the meeting is necessary for the election of directors.

     If any of the nominees listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for the remaining nominees and for such substitute nominee or nominees as the Board of Directors, in their judgment, designate. The Company at this time has no reason to believe that any of such nominees will decline or be unable to serve if elected.

     Background information with respect to the Board of Directors and nominees for election as directors, all of whom are incumbent directors, appears below. Except for Marcy Syms, who is the daughter of Sy Syms, there is no family relationship between any nominee and any other nominee or executive officer of the Company. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such person's holding of equity securities of the Company.

NAME OF DIRECTOR OR                   DIRECTOR
NOMINEE FOR ELECTION            AGE    SINCE              POSITION
--------------------            ---   --------            --------

Sy Syms (1) (2) (5) (6)........  79      1983      Chairman of the Board and
                                                   Director of the Company

Marcy Syms (1) (2) (5) (6).....  54      1983      Chief Executive Officer/
                                                   President and Director of
                                                   the Company

Antone F. Moreira..............  68      1997      Vice President, Treasurer and
                                                   Chief Financial Officer,
                                                   Assistant Secretary and
                                                   Director of the Company

Harvey A. Weinberg (3) (4).....  67      1992      Director of the Company

Amber M. Brookman (3) (4) .....  63      2004      Director of the Company

Wilbur L. Ross, Jr. (3) (4) ...  67   1983-1999;   Director of the Company
                                         2000

-----------------------
(1)  Member of the Executive Committee of the Company.
(2)  Sy Syms is the father of Marcy Syms.
(3)  Member of the Stock Option Committee of the Company.
(4)  Member of the Audit Committee of the Company.
(5)  Member of the Nominating & Corporate Governance Committee of the Company.
(6)  Member of the Compensation Committee of the Company.

NOMINEES FOR ELECTION AS DIRECTOR

The following individuals are nominees for director at the Annual Meeting:

     SY SYMS has been Chairman of the Board, Chief Executive Officer and a Director of the Company and/or its predecessors since 1959. Mr. Syms was Chief Operating Officer of the Company from 1983 to 1984. Mr. Syms has been a Director of Israel Discount Bank of New York since December 1991. On January 22, 1998, Mr. Syms resigned from his position as Chief Executive Officer. Since that date, Mr. Syms has been Chairman of the Board. Mr. Syms is Marcy Syms' father.

     MARCY SYMS has been President and a Director of the Company since 1983 and was Chief Operating Officer of the Company from 1984 until January 1998. On January 22, 1998, Marcy Syms was named Chief Executive Officer and President. Marcy Syms is Sy Syms' daughter.

     ANTONE F. MOREIRA has been Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Syms Corp since May 1997. From 1996 to May 1997, Mr. Moreira was a financial consultant with Equitable Assurance Society, a financial services organization. From 1990 to 1995, Mr. Moreira was Executive Vice President and Chief Financial Officer of Stuarts Department Stores, Inc., a regional discount department store chain operating in New England. Mr. Moreira has been a Director of the Company since May 1997.

     HARVEY A. WEINBERG has been a consultant in various industries since April 1994. From April 1992 to April 1994, he was President and Chief Executive Officer of HSSI, Inc., a retailer of men's and women's apparel. From 1987 to September 1990, he was Chief Executive Officer and Vice Chairman of the Board of Directors of Hartmarx Corporation and from 1990 to September 1992, he served as Chairman of such Board of Directors. From 1997 to 2004 he served as a Trustee of Glimcher Realty Trust, a real estate investment trust. He is also a Director of R.G. Barry Corp. He has been a Director of the Company since 1992.

     AMBER M. BROOKMAN has been President and Chief Executive Officer of Brookwood Companies for the past fourteen years. Brookwood Companies is a textile and apparel company. Ms. Brookman manages the activities of five divisions of Brookwood Companies, as well as its wholly owned subsidiaries Brookwood Laminating, Kenyon Industries, Inc., XtraMile and Solutions 4.

     WILBUR L. ROSS, JR. has been a principal of W L Ross & Company LLC since 2000. Mr. Ross was Managing Director of Rothchild, Inc. from 1976 to 1999. He was a Director of the Company from 1983 through March 1999 and was reappointed Director in October 2000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED FOR EACH NOMINEE NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the Company's fiscal year ended February 26, 2005 there were four meetings of the Board of Directors. Each director attended all of the fiscal 2004 meetings of the Board of Directors and the committees of which he or she was a member during the 2004 fiscal year, except one Director missed a Board of Director's meeting during the 2004 fiscal year.

     Based on information supplied to it by the Directors, the Board of Directors has affirmatively determined that each of Harvey A. Weinberg, Amber Brookman and Wilbur L. Ross, Jr. are "independent" under the listing standards of the New York Stock Exchange ("NYSE") and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC"). The Board of Directors has made such determinations based on the fact that none of such persons have had, or currently have any material relationship with the Company or its affiliates or any executive officer of the Company or his or her affiliates, that would currently impair their independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship.

     The Board of Directors has determined that the Company is a "controlled company" (as defined in the NYSE listing standards) based on the fact that more than 50% of the voting power of the Company's voting stock is held by a group comprised of Sy Syms, individually and as trustee of The Sy Syms Revocable Living Trust, dated March 17, 1989, as amended, and Marcy Syms, individually and as trustee of The Laura Merns Living Trust, dated February 14, 2003. As a result, the Company is exempt from the provisions of the NYSE listing standards requiring that (i) a majority of the board consist of independent directors,
(ii) the nominating committee be composed entirely of independent  directors and
(iii) the compensation committee be composed entirely of independent directors.

     The Committees of the Board of Directors include an Audit Committee, an Executive Committee, a Stock Option Committee, a Compensation Committee and a Nominating & Corporate Governance Committee.

     The Audit Committee has the principal function of reviewing the adequacy of the Company's internal system of accounting controls, conferring with the independent registered public accountants concerning the scope of their examination of the books and records of the Company and their audit and non-audit fees, recommending to the Board of Directors the appointment of independent registered public accountants, reviewing and approving related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The Board of Directors had adopted a written charter setting out the functions of the Audit Committee, a copy of which is available on the Company's website at www.syms.com and is available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094. The current members of the Audit Committee are Harvey A. Weinberg (Chairman), Amber Brookman and Wilbur L. Ross, Jr., none of whom is, or has ever been, an officer or employee of the Company and are all considered "independent" for the purposes of the NYSE listing standards. In addition to meeting the independence standards of the NYSE, each member of the Audit Committee is financially literate and meets the independence standards established by the SEC. The Board of Directors has also determined that Wilbur L. Ross, Jr. has the requisite attributes of an "audit committee financial expert" as defined by regulations of the SEC and that such attributes were acquired through relevant education and experience. The Audit Committee met four times during the fiscal year ended February 26, 2005.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law. The members of the Executive Committee are Sy Syms and Marcy Syms. The Executive Committee did not meet during the fiscal year ended February 26, 2005.

     The Stock Option Committee, which was formed by the Board of Directors on April 27, 2004, reviews and recommends to the Board of Directors renumeration arrangements and compensation plans for the Company's officers and key employees and administers the Company's Amended and Restated Incentive Stock Option and Appreciation Plan, as amended (the "Option Plan"), as well as the Company's 2005 Stock Option Plan, which is subject to the approval of the Company's shareholders at this Annual Meeting, and determines the officers and key employees who are to be granted equity based incentive compensation awards under such plans. The members of the Stock Option Committee are Amber Brookman, Wilbur
L. Ross, Jr. and Harvey A. Weinberg, none of whom is, or has ever been, an officer or employee of the Company and are all "independent" for the purposes of the NYSE listing standards. The Stock Option Committee did not meet during the fiscal year ended February 26, 2005. In addition, the Company's Stock Option -Compensation Committee of the Board of Directors, which administered the Company's Option Plan and is the predecessor committee to the Stock Option Committee, was composed of the following members of the Board of Directors until April 27, 2004: David A. Messer, Wilbur L. Ross, Jr. and Harvey A. Weinberg.

     The Compensation Committee, which was formed by the Board of Directors on April 27, 2004, is responsible for reviewing and approving for the CEO and other executives of the Company, annual base salary, and for determining director compensation and benefit programs (other than those programs administered by the Stock Option Committee). The full Board of Directors reviews and approves the recommendations of the Compensation Committee for the annual base salary of the CEO and Chairman of the Board. The current members of the Compensation Committee are Sy Syms and Marcy Syms. The Compensation Committee did not meet during the fiscal year ended February 26, 2005.

     The Nominating & Corporate Governance Committee, which was formed by the Board of Directors on April 27, 2004, seeks to, among other things, find qualified individuals to serve as directors of the Company. The current members of the Nominating & Corporate Governance Committee are Marcy Syms and Sy Syms. Because the Company is a "controlled company" (as defined in the NYSE listing standards), the Company is not required to have a formal written charter for the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee did not meet during the fiscal year ended February 26, 2005.

          MINIMUM QUALIFICATIONS. The Company does not set specific criteria for directors except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of the NYSE and the SEC, as applicable. Nominees for director will be selected on the basis of outstanding achievement in their personal careers; board experience; wisdom; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board of Directors duties. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Nominating & Corporate Governance Committee believes that each director should have a basic understanding of (i) principal operational and financial objectives and plans and strategies of the Company,
(ii) results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to it competitors.

          NOMINATING PROCESS. The Nominating & Corporate Governance Committee is willing to consider candidates submitted by a variety of sources (including incumbent directors, shareholders, Company management and third party search firms) when reviewing candidates to fill vacancies and/or expand the Board of Directors. If a vacancy arises or the Board of Directors decides to expand its membership, the Nominating & Corporate Governance Committee asks each director to submit a list of potential candidates for consideration. The Nominating & Corporate Governance Committee then evaluates each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. At that time, the Nominating & Corporate Governance Committee also will consider potential nominees submitted by shareholders in accordance with the procedures adopted by the Board of Directors, the Company's management and, if the Nominating & Corporate Governance Committee deems it necessary, retain an independent third party search firm to provide potential candidates. The Nominating & Corporate Governance Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder nominees on the same basis as those submitted by Board of Directors members, Company management, third party search firms or other sources.

     After completing this process, the Nominating & Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Nominating & Corporate Governance Committee will rank them by order of preference, depending on their respective qualifications and the Company's needs. The Nominating & Corporate Governance Committee will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with the Nominating & Corporate Governance Committee. All such interviews are held in person, and include only the candidate and the Nominating & Corporate Governance Committee members. Based upon interview results and appropriate background checks, the Nominating & Corporate Governance Committee then decides whether it will recommend the candidate's nomination to the full Board of Directors.

     When nominating a sitting director for re-election at an annual meeting, the Nominating & Corporate Governance Committee will consider the director's performance on the Board of Directors and the director's qualifications in respect of the criteria referred to above.

     CONSIDERATION OF STOCKHOLDER NOMINATED DIRECTORS. The Nominating & Corporate Governance Committee will consider candidates for the Board of Directors submitted by shareholders in a timely manner in accordance with applicable securities laws. Any shareholder wishing to submit a candidate for consideration should send the following information to the Company's Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094: (i) shareholder's name, number of shares owned, length of period held, and proof of ownership; (ii) name, age and address of candidate; (iii) a detailed resume describing, among other things, the candidate's educational background, occupation, employment history for at least the previous five years, and material outside commitments (E.G., memberships on other boards and committees, charitable foundations, etc.); (iv) a supporting statement which describes the candidate's reasons for seeking election to the Board of Directors; (v) a description of any arrangements or understandings between the candidate and the Company; and (vi) a signed statement from the candidate, confirming his or her willingness to serve on the Board of Directors.

CORPORATE GOVERNANCE

     CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS

     The Board of Directors has adopted Corporate Governance Guidelines. The Board of Directors has also adopted a Code of Business Conduct and Ethics. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company's website at www.syms.com. A copy of the Corporate Governance Guidelines and a copy of the Code of Business Conduct and Ethics are available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

     The Board of Directors has adopted a Code of Ethics applicable to the Company's Chief Executive Officer, Chief Financial Officer and Controller, which is available on the Company's website at www.syms.com. A copy of the Code of Ethics for Senior Financial Officers is available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     NON-MANAGEMENT DIRECTORS

     Non-management directors meet in executive sessions routinely and regularly and, if the group of non-management directors includes any director who is not "independent," the independent directors meet at least once a year in an executive session of only independent directors. As appropriate, some of the executive sessions of the non-management directors should be with the CEO and some should be outside the presence of the CEO and any other management officials.

     COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

     Shareholders and other interested persons seeking to communicate with the Board of Directors should submit any communications in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Company's Assistant Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed.

     ATTENDANCE AT ANNUAL MEETINGS

All Board of Director's members are expected to attend in person the Company's annual meeting of shareholders and be available to address questions or concerns raised by shareholders. All Directors attended the 2004 Annual Meeting of shareholders.
                            COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an officer or employee of the Company receives a Director's fee presently established at the rate of $3,500 per meeting for attending regular or special meetings of the Board of Directors. Additionally, each committee member of the Board of Directors receives $500 for any committee meeting attended by such member, together with travel expenses related to such attendance. Directors who are officers or employees of the Company do not receive any additional compensation by reason of their service as directors.

                               EXECUTIVE OFFICERS

     The Company's executive officers, as well as additional information with respect to such persons, are set forth in the table below:

     Name                 Age    Position

     Sy Syms              79     Chairman of the Board and Director
     Marcy Syms           54     Chief Executive Officer, President and Director
     Antone F. Moreira    68     Vice President, Chief Financial Officer,
                                 Treasurer, Assistant Secretary and Director
     Ronald Zindman       55     Executive Vice President, General Merchandise
                                 Manager
     Allen Brailsford     61     Executive Vice President, Operations
     Myra Butensky        46     Vice President, Divisional Merchandise Manager
                                 Men's Tailored Clothing
     James Donato         49     Vice President, Operations
     Elyse Marks          52     Vice President, Information Services
     John Tyzbir          51     Vice President, Human Resources

     Information with respect to executive officers of the Company who also are Directors is set forth on Page 3 of this Proxy Statement.

     RONALD ZINDMAN has been Executive Vice President - General Merchandise Manager of the Company since March 1997. He was Vice President, General Merchandise Manager, Ladies, Men's and Haberdashery of the Company from July 1994 to March 1997. Previously, Mr. Zindman was Vice President - General Merchandise Manager Ladies of the Company from March 1993 to July 1994 and a buyer of men's and women's merchandise from March 1990 to March 1993.

     ALLEN BRAILSFORD has been Executive Vice President of the Company since April 2001. Mr. Brailsford was Vice President of Operations of the Company from March 1992 to March 2001, and from March 1985 to March 1992, he was Director of Distribution of the Company.

     MYRA BUTENSKY has been Vice President - Divisional Merchandise Manager, Men's Tailored Clothing of the Company since January 1999. From May 1998 to January 1999, Ms. Butensky was Divisional Merchandise Manager, Ladies, of the Company. From June 1991 to April 1998, Ms. Butensky was a ladies buyer. Prior to joining the Company in 1991, Ms. Butensky was a buyer with Popular Trading Club, Inc, and also spent 10 years with Macy's in a number of buying positions.

     JAMES DONATO has been Vice President of Operations of the Company since April 2001. From November 1997 to March 2001 he was Director of Store Planning of the Company. Prior to November 1997, Mr. Donato was in store management as a District Manager and Store Manager of the Company.

     ELYSE MARKS has been Vice President of MIS of the Company since April 2001. From November 1999 to March 2001, Ms. Marks was Director of MIS of the Company. Prior to November 1999, Ms. Marks was manager of MIS and store systems of the Company. From 1983 to 1987, she was also in store management for the Company.

     JOHN TYZBIR has been Vice President - Human Resources of the Company since April 1999. From October 1997 to April 1999, Mr. Tyzbir was Director of Human Resources of the Company. From January 1995 to October 1997, Mr. Tyzbir was Director of Human Resources of Zallie Supermarkets Corp. From June 1991 to January 1995, Mr. Tyzbir was Director of Human Resources and Planning of Carson Pirie Scott Inc.

     The Company's officers are elected annually by the Board of Directors and hold office at the discretion of the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of June 10, 2005, by each person known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock, by each Director, each nominee for Director, each of the executive officers named in the Summary Compensation Table, and by all Directors and executive officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

                                              AMOUNT AND NATURE OF
                                              BENEFICIAL OWNERSHIP
                                               OF COMMON STOCK AS     PERCENT OF
  NAME AND ADDRESS  OF BENEFICIAL OWNER         OF JUNE 10, 2005         CLASS
  -------------------------------------       --------------------    ----------

  Sy Syms ....................................   6,046,383(1)            40.4%
  Syms Way, Secaucus, NJ 07094

  Marcy Syms .................................   2,272,237(2)(3)(9)      15.2%
  Syms Way, Secaucus, NJ 07094

  Franklin Advisory Services, LLC ............   1,430,000(4)             9.6%
  777 Mariner's Island Blvd.
  San Mateo, CA 94404

  Dimensional Fund Advisors, Inc. ............   1,263,400(5)             8.5%
  1299 Ocean Avenue
  Santa Monica, CA 90401

  Barington Companies Equity Partners, L.P. ..     984,915(6)             6.6%
  888 Seventh Avenue, 17th Floor
  New York, NY 10019

  Ronald  Zindman ............................     102,674(7)(9)           .7%
  Syms Way, Secaucus, NJ 07094

  Harvey A. Weinberg .........................         200                   *
  2384 Augusta Way
  Highland Park, IL 60035

  Allen Brailsford ...........................       5,596(8)(9)             *
  Syms Way, Secaucus, NJ 07094

  Antone Moreira .............................          --                 N/A
  Syms Way, Secaucus, NJ 07094

  Wilbur L. Ross, Jr .........................       3,000                   *
  WL Ross & Company LLC
  101 East 52nd Street
  New York, NY 10022

  Amber M. Brookman ..........................          --                 N/A
  Brookwood Companies, Inc.
  232 Madison Avenue, 10th Floor
  New York, NY 10016

  All directors and executive officers
  as a group (8 persons) .....................   8,430,090               56.4%

  * Less than one percent.

(1) Includes (a) 6,046,283 shares held in the Sy Syms Revocable Living Trust, dated March 17, 1989, as amended (the "Sy Syms Revocable Living Trust"); Sy Syms retains the sole voting power of such shares and the right to revoke the Sy Syms Revocable Living Trust at any time, and (b) 100 shares held by Sy Syms as custodian for Jillian E. Merns.

(2) Includes 580,070 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 10, 2005. Stock option information presented herein has been adjusted to give effect to the special one-time dividend. See note (9) below.

(3) Includes (a) 697,592 shares held in the Laura Merns Living Trust, dated February 14, 2003, between Laura Merns, as settlor, and Marcy Syms, as trustee, and (b) 317,183 shares held in the Marcy Syms Revocable Living Trust, dated January 12, 1990, as amended; Marcy Syms retains the sole voting power of such shares and the right to revoke the Marcy Syms Revocable Living Trust at any time.

(4)  Franklin   Advisory   Services,   LLC  ("Franklin")  has  sole  voting  and
     dispositive power with respect to 1,430,000 of its shares. This information is based upon a Schedule 13G publicly filed by Franklin in February 2001.

(5) Dimensional Fund Advisors, Inc. ("Dimensional") has sole voting and dispositive power with respect to 1,263,400 of its shares. This information is based upon a Schedule 13G publicly filed by Dimensional in February 2005.

(6) Barington Companies Equity Partners, L.P. ("Barington") and others have sole voting and dispositive power with respect to 984,915 of its shares. This information is based upon a Schedule 13D/A publicly filed by Barington in April 2005.

(7) Includes 100,474 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 10, 2005. Stock option information presented herein has been adjusted to give effect to the special one-time dividend. See note (9) below.

(8) Includes 5,396 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 10, 2005. Stock option information presented herein has been adjusted to give effect to the special one-time dividend. See note (9) below.

(9) In connection with the Company's special one-time dividend paid on May 12, 2005 to shareholders of record as of April 27, 2005, the Stock Option Committee approved on June 3, 2005 an anti-dilution adjustment to all outstanding options granted under the Option Plan. The exercise prices of all such options were reduced by the ratio of the stock price ex-dividend to the stock price with the dividend, or 0.9266 and the number of stock options was correspondingly increased by the reciprocal of this ratio, or 1.0792.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company and its subsidiaries for the last three fiscal years to its five most highly compensated executive officers, including the Chief Executive Officer, serving as such at the end of the most recently completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                   ANNUAL COMPENSATION          COMPENSATION AWARDS(2)
                                             --------------------------------   SECURITIES UNDERLYING       ALL OTHER
                                             YEAR(1)     SALARY         BONUS        OPTIONS/SARS         COMPENSATION
                                             -------     ------         -----   ---------------------     ------------
NAME AND PRINCIPAL POSITION

Sy Syms....................................   2004    $624,988(3)(4)   $     0             0                    0
Chairman of the Board                         2003    $624,988(3)(4)   $     0             0                    0
                                              2002    $721,138(3)(4)   $     0             0                    0

Marcy Syms ................................   2004    $576,150(3)      $     0             0                    0
Chief Executive Officer/President             2003    $578,485(3)      $     0             0                    0
                                              2002    $589,544(3)      $     0             0                    0

Ronald Zindman.............................   2004    $399,984         $     0             0                    0
Executive Vice President-                     2003    $399,023         $     0             0                    0
General Merchandise Manager                   2002    $350,000         $     0             0                    0

                                                                                      LONG-TERM
                                                   ANNUAL COMPENSATION          COMPENSATION AWARDS(2)
                                             --------------------------------   SECURITIES UNDERLYING       ALL OTHER
                                             YEAR(1)     SALARY         BONUS        OPTIONS/SARS         COMPENSATION
                                             -------     ------         -----   ---------------------     ------------
Antone F. Moreira..........................   2004    $156,000         $     0             0                    0
Vice President, Chief Financial Officer,      2003    $156,000         $     0             0                    0
Treasurer and Assistant Secretary             2002    $150,800         $     0             0                    0


Allen Brailsford...........................   2004    $137,800         $     0             0                    0
Executive Vice President                      2003    $132,600         $10,000             0                    0
Operations                                    2002    $132,600         $     0             0                    0

(1) The compensation reported for fiscal years ended February 26, 2005, February 28, 2004 and March 1, 2003 reflects annual salaries for a 52-week period.

(2) During the period covered by the table, the Company did not make any restricted stock awards or stock option grants or have in effect (or make payments under) any long term incentive plan other than the Option Plan.

(3) Sy Syms is paid at a weekly rate of $12,019 and Marcy Syms is paid at a weekly rate of $11,443.

(4) Excludes payments made under the lease of the Elmsford store. See "Certain Relationships and Related Transactions."

                       STOCK OPTION GRANTS IN FISCAL 2004

     No stock options or stock appreciation rights were granted to the executive officers named in the Summary Compensation Table during the fiscal year ended February 26, 2005.

                         AGGREGATED OPTION/SAR EXERCISES
            IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information concerning exercises of stock options as of February 26, 2005 by the executive officers named in the Summary Compensation Table and the value of unexercised options held by them at February 26, 2005.

                                                            NUMBER OF  SECURITIES            VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED                IN-THE-MONEY
                            NUMBER OF                         OPTIONS/SARS AT                  OPTIONS/SARS AT
                              SHARES          VALUE         FEBRUARY 26, 2005(1)           FEBRUARY 26, 2005 ($)(2)
                           ACQUIRED ON      REALIZED     --------------------------       -------------------------
    NAME                     EXERCISE          ($)       EXERCISABLE  UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
    ----                     --------       --------     -----------  -------------       -----------  -------------
   Sy Syms                      0               0               0           0                      0         0
   Marcy Syms                   0               0         537,500(3)        0              3,194,688         0
   Antone Moreira               0               0               0           0                      0         0
   Ronald Zindman               0               0         137,900(3)        0                898,835         0
   Allen Brailsford             0               0           5,000(3)        0                 40,125         0

-----------------------------
(1)  No SARs are held.

(2) Based upon a closing price of $13.65 per share of Common Stock on the NYSE on February 26, 2005.

(3) In connection with the Company's special one-time dividend paid on May 12, 2005 to shareholders of record as of April 27, 2005, the Stock Option Committee approved on June 3, 2005 an anti-dilution adjustment to all outstanding options granted under the Option Plan. The exercise prices of all such options were reduced by the ratio of the stock price ex-dividend to the stock price with the dividend, or 0.9266 and the number of stock options was correspondingly increased by the reciprocal of this ratio, or
     1.0792. Accordingly, the number of shares underlying unexercised options held by Ms. Syms, Mr. Zindman and Mr. Brailsford is 580,070, 100,474 and 5,396, respectively.

                                  PENSION PLAN

     The following table sets forth the estimated annual benefits payable on retirement to persons in specified renumeration and years of participation classifications under the Company's defined benefit pension plan (the "Pension Plan") for employees not covered under collective bargaining agreements:

HIGHEST FIVE        15            20            25            30           35
YEAR AVERAGE     YEARS OF      YEARS OF      YEARS OF      YEARS OF     YEARS OF
COMPENSATION      SERVICE       SERVICE       SERVICE       SERVICE      SERVICE
------------     --------      --------      --------      --------     --------
  $ 50,000       $  5,700      $  7,600      $  9,500      $  9,500     $  9,500
    75,000          8,550        11,400        14,250        14,250       14,250
   100,000         11,400        15,200        19,000        19,000       19,000
   125,000         14,250        19,000        23,750        23,750       23,750
   150,000         17,100        22,800        28,500        28,500       28,500

     Each participant in the Pension Plan is entitled to an annual retirement benefit equal to 19% of the average compensation (excluding bonuses) during his five consecutive highest paid calendar years during the ten years prior to retirement except that the annual benefit payable to Sy Syms at normal retirement, as per the Pension Plan, cannot exceed $70,000. A participant's interest vests over a seven year period commencing in the third year at the rate of 20% after completing three years of employment and 20% for each year thereafter, and is 100% vested after the completion of seven years of service. Benefit payments are made in the form of one of five annuity payment options elected by the participant. Amounts in the table are based on a straight life annuity. For the executive officers named in the Summary Compensation Table, compensation for purposes of the Pension Plan generally corresponds to the amounts shown in the "Salary" column of the Summary Compensation Table.

     Currently no more than $160,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Pension Plan. Executive officers in the Summary Compensation Table were credited with the following years of service at December 31, 2004: Sy Syms, 31 or more years; Marcy Syms, 27 or more years; Ronald Zindman, 15 years; Allen Brailsford, 20 or more years; and Antone Moreira 8 or more years. Benefits under the Pension Plan are not subject to any deduction for social security or other offset amount. The annual retirement benefit is reduced pro rata if the employee has completed less than fifteen years of service. Effective December 31, 1994, the plan was amended to change the pro rata reduction to be based on 25 years of participation. A participant is entitled to be paid his benefits upon his retirement at age 65. If a participant has completed at least 15 years of service he may retire upon reaching age 55 but the benefits he receives will be actuarially reduced to reflect the longer period during which he will receive a benefit. A participant who leaves the Company for any reason other than death, disability or retirement will be entitled to receive the vested portion of his benefit payable over different periods of time depending on the aggregate amount vested and payment option elected.

                              EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement dated November 1, 1996 with its Executive Vice President - General Merchandise Manager, Ronald Zindman. Pursuant to the agreement, Mr. Zindman is to receive a minimum salary of $225,000 per year from inception through March 1, 1997; $300,000 per year for the next succeeding three years; $350,000 per year for the next succeeding three years; $400,000 per year for the next succeeding three years; and $450,000 per year for the final three years of the agreement. The agreement is to remain in effect until March 1, 2009. Termination of the agreement by the Company before that date will require a payment to Mr. Zindman equal to 150% of one year's salary (at the employee's then current rate). If this agreement is terminated by the employee prior to its final term, the Company must pay to the employee a sum equal to 60% of one year's salary (also at the employee's then current rate).

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Sy Syms and Marcy Syms served as members of the Compensation Committee. Sy Syms is Chairman of the Board of Directors of the Company and Marcy Syms is the Company's Chief Executive Officer and President. Other than as set forth in this Proxy Statement, no member of the Compensation Committee had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

     In addition, the Stock Option - Compensation Committee, the predecessor committee to the Compensation Committee, was composed entirely of non-employee directors that had no direct or indirect material interest in or relationship with the Company outside of his position as a Director. The Stock Option - Compensation Committee was composed of the following board members until April 27, 2004: David A. Messer, Wilbur L. Ross, Jr. and Harvey A. Weinberg.

     No executive officer of the Company served during fiscal 2004 (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers serves on the Compensation Committee of the Company; (ii) as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND "REPORT OF THE COMPENSATION COMMITTEE" SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                                PERFORMANCE GRAPH

     Below is a graph comparing the cumulative total shareholders return on the Company's Common Stock for the last six fiscal years (beginning February 25, 2000 and ending February 25, 2005, the last trading date for fiscal 2004) with the cumulative total return of the Wilshire 5000 Index and the S&P Retail Composite Index over the same period (assuming (i) the investment of $100 on February 25, 2000 in the Company's Common Stock and in each of these two Indexes, (ii) reinvestment of all dividends and (iii) no payment of brokerage or other commissions or fees).

         [The data below represent a line chart in the printed report.]

                2/25/00    3/2/01    3/1/02    3/1/03    2/28/04    2/26/05
                -------    ------    ------    ------    -------    -------
Syms Corp         100       130       131       170        181        312
S&P Retail        100       97        112       80         125        137
Wilshire 5000     100       86        78        60         84         89

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee, through its executive compensation policy, strives to provide compensation rewards based upon both corporate and individual performance while maintaining a relatively simple compensation program in order to avoid the administrative costs which the Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Stock Option Committee, which is comprised solely of independent directors, administers the issuances of equity-based compensation arrangements under the Company's stock incentive compensation plans.

     The Company has only one employment agreement with an executive officer, Ronald Zindman, and has only one executive compensation plan, the Option Plan.

     The determination of compensation ranges for executive officers reflects a review of salaries and bonuses for executive officers holding similar positions in retailers of relatively comparable size and orientation. However, in making compensation decisions, the Compensation Committee remains cognizant of the Board of Directors' responsibility to enhance shareholder value. The Compensation Committee utilizes cash bonuses, when it feels a bonus is merited, based on factors such as an executive's individual performance and the Company's performance relative to its past performance and the performance of competitors. The Company has available a long-term incentive for executives to both remain in the employ of the Company and to strive to maximize shareholder value through the Option Plan, which aligns the interests of executives with those of shareholders.

     Determination of Marcy Syms' compensation as the Company's Chief Executive Officer for the fiscal year ended February 26, 2005 reflects the Company's performance and a comparison with chief executive officer compensation of the Company's competitors, but also reflects recognition of Ms. Syms unique, ongoing contribution to the growth, success and profitability of the Company. The Board of Directors reviews and approves the compensation of the Chief Executive Officer.

     It is the responsibility of the Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Compensation Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any Executive Officer will receive any such compensation in excess of this limit. Therefore, the Compensation Committee has not taken any action to comply with the limit.

                                        COMPENSATION COMMITTEE
                                        Sy Syms
                                        Marcy Syms

                                        STOCK OPTION COMMITTEE
                                        (solely with respect to the description
                                        of equity-based compensation)
                                        Harvey A. Weinberg
                                        Amber M. Brookman
                                        Wilbur L. Ross, Jr.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases its store in Elmsford, New York from Sy Syms, Chairman of the Board and principal shareholder of the Company at an annual fixed rent of $796,500. The lease for this store between the Company and Mr. Syms expires November 30, 2010. During the fiscal year ended February 26, 2005, the Company paid to Sy Syms approximately $796,500 in fixed rent.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock of the Company with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, directors, and greater than 10% shareholders were met.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process. The Company's independent registered accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accountants the Company's audited financial statements. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees). In addition, the Audit Committee has received from the independent registered public accountants the written disclosures and letter required by Independence Standards Board Standard No. 1 (independence discussions with audit committees) and discussed with the independent accountant their independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 26, 2005, for filing with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE
                                        Amber M. Brookman
                                        Harvey A. Weinberg
                                        Wilbur L. Ross, Jr.

            RATIFICATION OF APPOINTMENT OF THE REGISTERED INDEPENDENT
                             PUBLIC ACCOUNTING FIRM

                                   PROPOSAL 2

     The independent accountants for the Company for the fiscal year ended March 1, 2003 and from March 2 through May 28, 2003 were Deloitte & Touche LLP ("Deloitte & Touche"). BDO Seidman, LLP ("BDO Seidman") were the Company's independent registered public accountants from May 28, 2003 through February 28, 2004 and for the fiscal year ended February 26, 2005. The Audit Committee of the Company has appointed BDO Seidman as the registered independent public accounting firm for the Company for the fiscal year ending February 25, 2006 and recommends that shareholders ratify such appointment. The affirmative vote of a majority of the votes cast at the meeting is necessary for ratification of the appointment of BDO Seidman as the registered independent public accounting firm for fiscal 2005. If the shareholders do not ratify the appointment of BDO Seidman as the Company's registered independent public accounting firm, the Audit Committee will reconsider this selection.

     On May 23, 2003, upon the recommendation of the Company's Audit Committee, the Company's Board of Directors voted to approve the engagement of BDO Seidman as the Company's independent auditors. BDO Seidman replaced Deloitte & Touche as the Company's independent auditors. Effective May 28, 2003, the Company dismissed Deloitte & Touche as the Company's independent auditors. Deloitte & Touche and its predecessor firms had audited the financial statements of the Company for more than the past ten fiscal years and served as the Company's independent auditors for the fiscal year ended March 1, 2003 and from March 2 through May 28, 2003.

     None of Deloitte & Touche's reports on the Company's consolidated financial statements for the past year contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Deloitte & Touche as the independent accountants, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche's satisfaction, would have caused Deloitte & Touche to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such period; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Deloitte & Touche with a copy of the foregoing statements and received a letter from Deloitte & Touche stating its agreement with such statements. The Company filed this letter as an exhibit to its current report on Form 8-K/A filed with the SEC on June 3, 2003.

     During the Company's two most recent fiscal years and any subsequent interim period prior to engaging BDO Seidman as the independent accountants, the Company did not consult BDO Seidman with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item); or (iii) a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     A representative of BDO Seidman is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders. A representative from Deloitte & Touche is not expected to be present at this meeting.

     Audit Fees: Audit fees billed to the Company by BDO Seidman for auditing the Company's annual financial statements for the fiscal years ended February 26, 2005 and February 28, 2004 and reviewing the financial statements included in the Company's quarterly reports on Form 10-Q amounted to $122,500 and $125,000, respectively.

     Audit Related Fees: Fees for employee benefit related services billed by BDO Seidman during the fiscal year ended February 26, 2005 and February 28, 2004 amounted to approximately $30,000 for both years.

     Tax Fees: For the fiscal years ended February 26, 2005 and February 28, 2004, the Company paid Deloitte & Touche tax fees of $15,700 and $25,135, respectively. Tax fees included professional services rendered for tax compliance, tax advice and tax planning.

     All Other Fees. There were no non-audit related fees paid to either Deloitte & Touche or BDO Seidman for the fiscal years ended February 26, 2005 and February 28, 2004.

     PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee Charter adopted by the Board of Directors of the Company requires that, among other things, the Audit Committee pre-approve the rendering by the Company's independent registered accountants of all audit and permissible non-audit services. The Audit Committee has pre-approved all of the services provided by BDO Seidman referred to above.

     The Company and the Audit Committee have considered whether other non-audit services by BDO Seidman are compatible with maintaining the independence of BDO Seidman in its audit of the Company.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                     APPROVAL OF THE 2005 STOCK OPTION PLAN

                                   PROPOSAL 3

     The Board of Directors has adopted the 2005 Stock Option Plan and is recommending that shareholders approve the 2005 Stock Option Plan at the Annual Meeting. The 2005 Stock Option Plan is integral to the Company's compensation strategies and programs for directors, officers, employees, and third party service providers. The Board of Directors believes that the 2005 Stock Option Plan would maintain the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees and directors essential for achievement of the Company's success. If the 2005 Stock Option Plan is adopted by the Company's shareholders, the Company will no longer issue options under its Amended and Restated Incentive Stock Option and Appreciation Plan.

     The 2005 Stock Option Plan would permit the grant of options, share appreciation rights ("SARs"), restricted shares, restricted share units, performance awards, annual incentive awards, cash-based awards and other share-based awards. Shareholder approval of the 2005 Stock Option Plan, among other things, is intended to (1) comply with applicable securities law requirements, (2) permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code and (3) allow for the issuance of the "incentive stock options" described below.
Individuals eligible to receive awards and grants under the 2005 Stock Option Plan include employees, officers, directors, consultants, agents, advisors and other third party service providers of the Company and its subsidiaries. As of May 1, 2005, there are six directors, nine executive officers and approximately 325 employees (other than executive officers) who are eligible to receive awards under the 2005 Stock Option Plan.

     A summary of the principal features of the 2005 Stock Option Plan is provided below, but is qualified in its entirety by reference to the full text of the 2005 Option Plan that is attached to this Proxy Statement as Appendix A.

     DESCRIPTION OF THE 2005 PLAN

     The purpose of the 2005 Stock Option Plan is to provide a means whereby employees, directors, and third party service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the 2005 Stock Option Plan is to provide a means through which the Company may attract able persons to become employees or serve as directors or third party service providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain share ownership, thereby strengthening their concern for the welfare of the Company.

     The 2005 Stock Option Plan will become effective upon shareholder approval and will terminate ten years later unless sooner terminated.

     2005 PLAN AND PARTICIPANT SHARE LIMITS

     The maximum number of Common Shares issuable under the 2005 Stock Option Plan is 850,000, which represents approximately 5.7% of the current outstanding Common Shares. Any Shares that are subject to awards of options or share appreciation rights are counted against this limit as one share for every share issuable pursuant to such awards. Any shares that are subject to awards other than options or stock appreciation rights shall be counted against this limit as two shares for every share awarded pursuant to any such awards.

     Shares are counted against the authorization only to the extent they are actually issued. Thus, shares which terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant.

     The 2005 Stock Option Plan also imposes annual per-participant award limits. The maximum number of shares for which options may be granted to any person in any calendar year is 300,000. The maximum number of shares subject to SARs granted to any person in any calendar year is 300,000. The maximum aggregate grant to any person in any calendar year of restricted shares or restricted share units is 300,000 shares. The maximum aggregate grant to any person in any calendar year of performance units or performance shares is 300,000 shares, or the value of 300,000 shares determined as of the earlier of the date of vesting or payout. The maximum aggregate grant to any person in any calendar year of cash-based awards may not exceed $1,000,000. The maximum aggregate grant to any person in any calendar year of other share-based awards is 300,000 shares.

     The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Designated Committee (as defined in the paragraph below) to reflect share dividends, share splits, reverse share splits, and other corporate events or transactions, including without limitation distributions of shares or property other than normal cash dividends. The
Designated   Committee  may  also  make   adjustments  to  reflect   unusual  or
nonrecurring events such as mergers, consolidations, spin-offs and other corporate reorganizations.

     ADMINISTRATION

     A committee designated by the Board of Directors, consisting of at least two directors, all of whom must be considered (i) a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended; (ii) an "outside director" pursuant to Section 162(m) of the Internal Revenue Code; and (iii) an "independent director" for purposes of the rules and regulations of the NASDAQ (the "Designated Committee"), will be responsible for administering the 2005 Stock Option Plan. The Designated Committee will have the discretionary power to interpret the terms and intent of the 2005 Stock Option Plan and any 2005 Stock Option Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Designated Committee will be final and binding. The Designated Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Designated Committee may also delegate to one or more Company officers the power to designate other employees and third party service providers to be recipients of awards.

     ELIGIBILITY

     Employees, non employee directors, and third party service providers of the Company and its subsidiaries who are selected by the Designated Committee are eligible to participate in the plan.

     OPTIONS

     The Designated Committee may grant both incentive options ("ISOs") and nonqualified options ("NQSOs") under the 2005 Stock Option Plan. Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price for options cannot be less than the fair market value of the shares underlying such options on the date of grant (provided that the exercise price cannot be less than 110% of the fair market value of the shares on the date of grant with respect to ISOs granted to a 10% shareholder). The latest expiration date cannot be later then the tenth (10th) anniversary of the date of grant (for an ISO, the fifth anniversary of the date of grant if the recipient is a 10% shareholder). Fair market value under the 2005 Stock Option Plan may be determined by reference to market prices on a particular trading day or on an average of trading days, as determined by the Designated Committee. The exercise price may be paid with cash or its equivalent, with previously acquired shares (in certain circumstances, that have been held at least six months), or by other means approved by the Designated Committee, including by means of a broker-assisted cashless exercise.

     SHARE APPRECIATION RIGHTS

     The Designated Committee may grant SARs under the 2005 Stock Option Plan either alone or in tandem with options. The grant price of an SAR cannot be less than the fair market value of the shares at the time of grant. The grant price of an SAR granted in tandem with an option will be the same as the option price of the option. SARs cannot be exercised later then the tenth anniversary of the date of grant. SARs granted in tandem with ISOs are subject to special restrictions. Notwithstanding the foregoing, SARs may be granted only if the Company's shares are traded on an established securities market at the date of grant.

     Freestanding SARs may be exercised on such terms as the Designated Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from the Company shares equal in value to the difference between the fair market value of the shares subject to the SAR, determined as described above, and the grant price.

     RESTRICTED SHARES AND RESTRICTED SHARE UNITS

     The Designated Committee may award restricted shares and restricted share units. Restricted share awards consist of shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted share unit awards result in the transfer of shares to the participant only after specified conditions are satisfied. A holder of restricted shares is generally treated as a current shareholder (subject to the restrictions), whereas the holder of a restricted share unit award is treated as a shareholder with respect to the award only when the shares are delivered in the future. The Designated Committee will determine the restrictions and conditions applicable to each award of restricted shares or restricted share units.

     PERFORMANCE UNIT AND PERFORMANCE SHARE AWARDS

     Performance unit and performance share awards may be granted under the 2005 Stock Option Plan. Performance unit awards will have an initial value that is determined by the Designated Committee. Performance shares will have an initial value that is based on the fair market value of the shares on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Designated Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards that are intended to constitute "qualified performance-based compensation" will be based upon one or more of the following: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales growth; (iv) net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; and (x) share price (including, but limited to, growth measures and total shareholder return).

     The Designated Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

     Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Designated Committee has the discretion to adjust these awards downward. In addition, the Designated

Committee   has  the   discretion   to  make  awards  that  do  not  qualify  as
performance-based compensation. Awards may be paid in the form of cash, shares, or in any combination, as determined by the Designated Committee.

     CASH-BASED AWARDS

     The Designated Committee may grant cash-based awards under the 2005 Stock Option Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Designated Committee may determine that are not inconsistent with the terms of the 2005 Stock Option Plan. Although based on a specified dollar amount, cash-based awards may be paid, in the Designated Committee's discretion, either in cash or by the delivery of shares.

     OTHER SHARE-BASED AWARDS

     The Designated Committee may grant equity-based or equity-related awards, referred to as "other share-based awards," other than options, SARs, restricted shares, restricted share units, or performance shares. The terms and conditions of each other share-based award shall be determined by the Designated Committee. Payment under any other share-based awards will be made in shares or cash, as determined by the Designated Committee.

     DIVIDEND EQUIVALENTS

     The   Designated   Committee  may  provide  for  the  payment  of  dividend
equivalents with respect to any shares subject to an award that have not actually been issued under the award.

     TERMINATION OF EMPLOYMENT

     The Designated Committee will determine how each award will be treated following termination of the holder's employment with, or service for, the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

     ADDITIONAL PROVISIONS

     Neither ISOs nor, except as the Designated Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime, an ISO and, except as the Designated Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

     TREATMENT OF AWARDS UPON A CHANGE OF CONTROL AND RELATED TRANSACTIONS

     One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such awards upon a "Change of Control" of the Company (as that term may be defined in such written agreement), provided, that such written agreement may not increase the maximum amount of such awards.

     AMENDMENT OF AWARDS OR 2005 PLAN

     The Designated Committee may at any time alter, amend, modify, suspend, or terminate the 2005 Stock Option Plan or any outstanding award in whole or in part, except that no amendment of the 2005 Stock Option Plan will be made without shareholder approval if shareholder approval is required by applicable law, regulation or stock exchange rule. No amendment to an award previously granted may adversely affect the rights of any participant to whom such award was granted without such participant's consent, unless specifically provided for in the 2005 Stock Option Plan.

     ADJUSTMENT OF AWARDS

     In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, combination of shares, exchange of shares, dividend in kind, or other like change in our capital structure or distribution (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the designated committee may, in order to prevent dilution or enlargement of participants' rights under the plan, substitute or adjust the number and kind of shares that may be issued under the plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards. The designated committee may also make appropriate adjustments in the terms of any awards under the plan to reflect or related to such changes or distributions and to modify any other terms of outstanding awards, including modifications of performance goals and changes in the length of performance periods. Subject to certain limitations set forth in the plan and applicable rules of the Internal Revenue Code, without affecting the number of shares reserved or available thereunder, the designated committee may authorize the issuance or assumption of benefits under the plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of our property or stock, or reorganization upon such terms and conditions as it may deem appropriate, or the designated committee or the board of directors may cause any award outstanding as of the effective date of the applicable event to be cancelled in consideration of a cash payment or alternate award made to the holder of such cancelled award equal in value to the fair market value of such cancelled award (other than the repricing, replacing or regranting of options or share appreciation rights through cancellation or the lowering of the option price or grant price or in violation of the Internal Revenue Code).

     AWARDS FOR NON-U.S. EMPLOYEES

     To comply with the laws in other countries in which the Company or its subsidiaries operate or may operate or have employees, officers, directors, or third-party service providers, the Designated Committee may establish, among other things, subplans under the 2005 Stock Option Plan and modify the terms of the awards made to such employees, officers, directors or third-party service providers.

     MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

     The following is a brief summary of the principal federal income tax consequences of awards under the 2005 Stock Option Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     INCENTIVE OPTIONS

     Unless the Shareholders approve the 2005 Stock Option Plan, the Company will be unable to issue ISOs. An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. However, the exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

     Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the shares within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise, and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

     If an optionee  sells ISO shares  before  having held them for at least one
(1) year after the date of exercise and two (2) years after the date of grant (a "disqualifying disposition"), the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disqualifying disposition.

     NONQUALIFIED OPTIONS

     In general, an optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option.

     RESTRICTED SHARES

     A participant who receives an award of restricted shares does not generally recognize taxable income at the time of the award. Instead, unless an election is made as described in the next paragraph, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

     A participant may elect to recognize income at the time he or she receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the shares) on the date of the award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. Future appreciation on the shares will be taxed as capital gains when the shares are sold. However, if after making such an election, the shares are forfeited, the participant will be unable to claim any loss deduction.

     The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

     OTHER AWARDS

     In the case of an exercise of an SAR or an award of restricted share units, performance shares, performance units, share awards, or incentive awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

     MILLION DOLLAR DEDUCTION LIMIT

     Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than $1,000,000 dollars that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company's proxy statement (a "Covered Employee"). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. It is intended that awards under the 2005 Stock Option Plan made to Covered Employees in the form of options, performance-based restricted shares, performance shares, performance units, SARs, and cash payments under annual incentive awards will constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation, but no assurance can be made in this regard.

     COMPLIANCE WITH DEFERRED COMPENSATION PROVISIONS OF AMERICAN JOBS CREATION ACT

     The American Jobs Creation Act of 2004, enacted at the end of last year, added new Section 409A of the Code. Section 409A imposes penalty taxes and interest charges on employees who receive certain deferred compensation that does not meet the requirements of Section 409A. The Company intends that awards under the Plan will meet the requirements of Section 409A, but no assurance can be made in this regard.

     WITHHOLDING TAXES

     Awards made to participants under the 2005 Stock Option Plan may be subject to federal, state and local income tax and employment tax withholding obligations and the Company will comply with any requirements to withhold such taxes.

     NEW 2005 PLAN BENEFITS

      Because benefits under the 2005 Stock Option Plan will primarily depend on the Designated Committee's actions and the fair market value of the Company's Common Shares at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers, other employees and third party service providers if the 2005 Stock Option Plan is approved by the shareholders. On May 19, 2005, the closing price of the Company's Common Shares was $13.00.

      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth equity compensation plan information as of February 26, 2005:

--------------------------- -----------------------------------------------------------------------------------------
                                                      EQUITY COMPENSATION PLAN INFORMATION
--------------------------- -----------------------------------------------------------------------------------------
                                                                                          Number of securities
                                                                                           remaining available
                            Number of securities                                           for future issuance
                                 to be issued               Weighted-average                  under equity
                               upon exercise of            exercise price of               compensation plans
                             outstanding options,         outstanding options,            (excluding securities
Plan category                 warrants and rights          warrants and rights          reflected in column (a))
-------------                 -------------------          -------------------          ------------------------
                                      (a)                         (b)                              (c)
--------------------------- ------------------------ ------------------------------- --------------------------------
Equity compensation
plans approved by
security holders.........           711,375                      $7.49                           342,335
--------------------------- ------------------------ ------------------------------- --------------------------------
Equity compensation
plans not approved by
security holders..........            N/A                         N/A                              N/A
--------------------------- ------------------------ ------------------------------- --------------------------------
Total.....................          711,375                      $7.49                           342,335
--------------------------- ------------------------ ------------------------------- --------------------------------


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE 2005 STOCK OPTION PLAN.

OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies therein in accordance with their best judgment on such matters.

NOTICE OF SHAREHOLDER PROPOSALS

     Proposals of shareholders to be considered by the Company for inclusion in the proxy material for the annual meeting in 2006, must be received by the Company not later than February 10, 2006 and must comply with the proxy solicitation rules of the Securities and Exchange Commission. In accordance with Rule 14a - 4(c) (1) of the Securities Exchange Act of 1934, as amended, management proxy holders intend to use their discretionary voting authority with respect to any shareholder proposal raised at the annual meeting in 2006 as to which the proponent fails to notify the Company on or before April 26, 2006 (45 days prior to the date on which this Proxy Statement was first mailed to shareholders).

ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report for the fiscal year ended February 26, 2005, including financial statements, is being mailed to shareholders of the Company with this Proxy Statement. The Annual Report does not constitute a part of the Proxy Solicitation materials. Shareholders may without charge, obtain copies, excluding certain exhibits, of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests for this Report should be addressed to Investor Relations, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

      Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

                                        By Order of the Board of Directors


                                        Antone F. Moreira
                                        Assistant Secretary
June 10, 2005

                      [This Page Intentionally Left Blank]

                                                                      APPENDIX A

                             2005 STOCK OPTION PLAN


ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

       1.1    ESTABLISHMENT.   Syms  Corp,   a  New  Jersey   corporation   (the
"Company"), establishes an incentive compensation plan to be known as the 2005 Stock Option Plan (the "Plan"), as set forth in this document.

       The Plan permits the grant of Cash-Based Awards, Nonqualified Options, Incentive Options, Share Appreciation Rights (SARs), Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, and Other Share-Based Awards.

       The Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

       1.2    PURPOSE OF THE PLAN. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors, or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

       1.3    DURATION OF THE PLAN. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.


ARTICLE 2. DEFINITIONS

       Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

       2.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

       2.2 "ANNUAL AWARD LIMIT" OR "ANNUAL AWARD LIMITS" have the meaning set forth in Section 4.3.

       2.3 "AWARD" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Options, Incentive Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

       2.4 "AWARD AGREEMENT" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

       2.5 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

       2.6 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

       2.7 "CASH-BASED AWARD" means an Award granted to a Participant as described in Article 10.

       2.8 "CODE" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

       2.9 "COMMITTEE" means the committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board and, unless otherwise determined by the Board, the Committee shall consist of no fewer than two directors, each of whom is (i) a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an "independent director" for purposes of the rules and regulations of the New York Stock Exchange (the "NYSE").

       2.10 "COMPANY" means Syms Corp, a New Jersey corporation, and any successor thereto as provided in Article 20 herein.

       2.11   "COVERED   EMPLOYEE"   means  a  Participant  who  is  a  "covered
              employee," as defined in Code Section 162(m) and the Treasury Regulations promulgated under Code Section 162(m), or any successor statute.

       2.12 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

       2.13   "EFFECTIVE DATE" has the meaning set forth in Section 1.1.

       2.14 "EMPLOYEE" means any employee of the Company, its Affiliates, and/or its Subsidiaries.

       2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

       2.16 "FAIR MARKET VALUE" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the NYSE or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their Fair Market Value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

       2.17 "FULL VALUE AWARD" means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

       2.18 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7.

       2.19 "GRANT PRICE" means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

       2.20 "INCENTIVE OPTION" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

       2.21 "INSIDER" shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with
              Section 16 of the Exchange Act.

       2.22   "NONEMPLOYEE DIRECTOR" means a Director who is not an Employee.

       2.23 "NONEMPLOYEE DIRECTOR AWARD" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

       2.24 "NONQUALIFIED OPTION" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

       2.25 "OPTION" means an Incentive Option or a Nonqualified Option, as described in Article 6.

       2.26 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

       2.27 "OTHER SHARE-BASED AWARD" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

       2.28   "PARTICIPANT"  means  any  eligible  individual  as set  forth  in
              Article 5 to whom an Award is granted.

       2.29 "PERFORMANCE-BASED COMPENSATION" means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable Treasury Regulations thereunder for certain performance-based compensation paid to Covered Employees.

       2.30   "PERFORMANCE  MEASURES"  means (i)  those  measures  described  in
              Section 11.3 hereof on which the  performance  goals are based, or
              (ii) such other measures that have been approved by the Company's shareholders as contemplated by Article 11 of this Plan in order to qualify Awards as Performance-Based Compensation.

       2.31 "PERFORMANCE PERIOD" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

       2.32 "PERFORMANCE SHARE" means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

       2.33 "PERFORMANCE UNIT" means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

       2.34 "PERIOD OF RESTRICTION" means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

       2.35 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

       2.36 "PLAN" means this 2005 Stock Option Plan, as it may hereinafter be amended or restated.

       2.37 "PLAN YEAR" means the Company's fiscal year as may be in effect from time to time. The Company's current fiscal year is the twelve month period beginning on August 1st of a particular year and ending on July 31st of the subsequent year.

       2.38 "RESTRICTED SHARES" means an Award granted to a Participant pursuant to Article 8.

       2.39 "RESTRICTED SHARE UNIT" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

       2.40 "SHARE" or "SHARES" means the Company's shares of common stock, par value $.01 per share.

       2.41 "SHARE APPRECIATION RIGHT" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

       2.42 "SUBSIDIARY" means any corporation, partnership, limited liability company or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest.

       2.43 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

       2.44 "THIRD PARTY SERVICE PROVIDER" means any consultant, agent, advisor, or independent contractor who renders services to the
              Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

       2.45 "TREASURY REGULATIONS" means the regulations promulgated under the Code.

       2.46 "WITHHOLDING TAXES" means any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations.


ARTICLE 3. ADMINISTRATION

       3.1 GENERAL. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

       3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

       3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. Notwithstanding the foregoing, the Committee may not delegate to any officer the ability to take any action or make any determination regarding issues arising out of Code Section 162(m).


ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

       4.1 NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the "Share Authorization") shall be 850,000 Shares. Any Shares that are subject to Awards of Options or Share Appreciation Rights shall be counted against this limit as one Share for every Share issuable pursuant to such Awards. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two Shares for every Share awarded pursuant to any such Awards.

       4.2 SHARE USAGE. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

       4.3 ANNUAL AWARD LIMITS. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under the Plan:

              (a) OPTIONS: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 300,000 Shares.

              (b) SARS: The maximum number of Shares subject to Share Appreciation Rights granted in any one Plan Year to any one Participant shall be 300,000 Shares.

              (c) RESTRICTED SHARES OR RESTRICTED SHARE UNITS: The maximum aggregate grant with respect to Awards of Restricted Shares or Restricted Share Units in any one Plan Year to any one Participant shall be 300,000.

              (d) PERFORMANCE UNITS OR PERFORMANCE SHARES: The maximum aggregate Award of Performance Units or Performance Shares that any one Participant may receive in any one Plan Year shall be 300,000 Shares (if such Award is payable in Shares), or equal to the value of 300,000 Shares. For this purpose, to the extent an Award is payable in cash or property other than Shares, then such Award shall be treated as payable in such number of Shares having a value equal to the value of the cash or property (other than Shares) payable under such Award, determined as of the earlier of the date of vesting or payout.

              (e) CASH-BASED AWARDS: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed 1,000,000 dollars.

              (f) OTHER SHARE-BASED AWARDS. The maximum aggregate grant with respect to Other Share-Based Awards pursuant to Section
                     10.2 in any one Plan Year to any one Participant shall be 300,000 Shares.

       The above Annual Award Limits are intended to comply with Code Section 162(m) and the Treasury Regulations thereunder, and shall be applied and/or construed in such a way to ensure compliance with Code Section 162(m) and the Treasury Regulations thereunder.

       4.4 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

       The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

       Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a "Reorganization") upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code and the provisions of Section 409A of the Code, where applicable. Without limiting the foregoing, in the event of any Reorganization, the Committee or the Board may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award; PROVIDED, HOWEVER, that nothing in this Section 4.4 shall permit the repricing, replacing or regranting of Options or SARs in violation of Section 17.1 or the provisions of
Section 409A of the Code.


ARTICLE 5. ELIGIBILITY AND PARTICIPATION

       5.1 ELIGIBILITY. Individuals eligible to participate in this Plan include all key Employees, Directors, and Third Party Service Providers.

       5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6.  OPTIONS

       6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible
Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the Treasury Regulations thereunder).

       6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

       6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

       6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the foregoing, for Options (other than ISOs) granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten years.

       6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

       6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

       A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

       Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

       Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

       6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

       6.8 TERMINATION OF EMPLOYMENT. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this
Article 6, and may reflect distinctions based on the reasons for termination.

       6.9    TRANSFERABILITY OF OPTIONS.

              (a) INCENTIVE OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

              (b) NONQUALIFIED OPTIONS. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this
                     Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

       6.10 NOTIFICATION OF DISQUALIFYING DISPOSITION. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

       6.11 SPECIAL ISO RULES FOR 10% SHAREHOLDERS. If any Participant to whom an ISO is to be granted is, on the date of grant, the owner of Shares (determined using applicable attribution rules) possessing more than 10% of the total combined voting power of all classes of equity securities of his or her employer (or of its parent or subsidiary), then the following special provisions will apply to the ISO granted to that Participant:

              (a) The Option Price per Share of the ISO will not be less than 110% of the Fair Market Value of the Shares underlying such ISO on the date of grant; and

              (b) The ISO will not have a term in excess of 5 years from the date of grant.


ARTICLE 7. SHARE APPRECIATION RIGHTS

       7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. Notwithstanding the foregoing, SARs may be granted only if Shares are traded on an established securities market at the date of grant.

       Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

       The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or
(ii) set at a premium to the FMV of the Shares on the date of grant

       7.2 SAR AGREEMENT. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

       7.3 TERM OF SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten years.

       7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

       7.5. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

       Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the exercise of the Tandem SAR may not have economic and tax consequences more favorable than the exercise of the ISO followed by an immediate sale of the underlying Shares, and the value of the payout with respect to the Tandem SAR may be for no more than 100% of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO; (d) the Tandem SAR may be exercised only when the underlying ISO is eligible to be exercised; and (e) the Tandem SAR is transferable only when the underlying ISO is transferable, and under the same conditions.

       7.6 PAYMENT OF SAR AMOUNT. SARs granted under this Plan shall be payable only in Shares. Upon the exercise of an SAR, a Participant shall be entitled to receive from the Company such number of Shares determined by multiplying:

              (a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

              (b) The number of Shares with respect to which the SAR is exercised.

       Such product shall then be divided by the Fair Market Value of a Share on the date of exercise. The resulting number (rounded down to the next whole number) is the number of Shares to be issued to the Participant upon exercise of an SAR.

       7.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

       7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

       7.9 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.


ARTICLE 8. RESTRICTED SHARES AND RESTRICTED SHARE UNITS

       8.1 GRANT OF RESTRICTED SHARES OR RESTRICTED SHARE UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine. Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

       8.2 RESTRICTED SHARES OR RESTRICTED SHARE UNIT AGREEMENT. Each Restricted Share and/or Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine. Notwithstanding anything in this Article 8 to the contrary, delivery of Shares pursuant to an Award of Restricted Share Units (or an Award of Restricted Shares) shall be made no later than 2-1/2 months after the close of the Company's first taxable year in which such Shares are no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

       8.3 TRANSFERABILITY. Except as provided in this Plan or an Award Agreement, the Restricted Shares and/or Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Share Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Shares and/or Restricted Share Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

       8.4 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Share or Restricted Share Units.

       To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

       Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

       8.5    CERTIFICATE   LEGEND.   In  addition  to  any  legends  placed  on
certificates pursuant to Section 8.4, each certificate representing Restricted Shares granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

              "The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Syms Corp 2005 Stock Option Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Syms Corp."

       8.6 VOTING RIGHTS. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder.

       8.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

       8.8 SECTION 83(B) ELECTION. The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.


ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES

       9.1 GRANT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

       9.2 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

       9.3 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout of the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

       9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Notwithstanding anything in this Article 9 to the contrary, delivery of Shares, cash or other property pursuant to an Award of Performance

Units/Performance Shares shall be made no later than 2-1/2 months after the close of the Company's first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

       9.5 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

       9.6    NONTRANSFERABILITY.    Except   as   otherwise   provided   in   a
Participant's Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, a Participant's rights under the Plan shall be exercisable during his lifetime only by such Participant.


ARTICLE 10. CASH-BASED AWARDS AND OTHER SHARE-BASED AWARDS

       10.1 GRANT OF CASH-BASED AWARDS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

       10.2 OTHER SHARE-BASED AWARDS. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

       10.3 VALUE OF CASH-BASED AND OTHER SHARE-BASED AWARDS. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

       10.4 PAYMENT OF CASH-BASED AWARDS AND OTHER SHARE-BASED AWARDS. Payment, if any, with respect to a Cash-Based Award or an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. Notwithstanding anything in this Article 10 to the contrary, delivery of Shares, cash or other property pursuant to a Cash-Based Award or Other Share-Based Award shall be made no later than 2-1/2 months after the close of the Company's first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

       10.5 TERMINATION OF EMPLOYMENT. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Share-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

       10.6 NONTRANSFERABILITY. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Share-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Share-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.


ARTICLE 11. PERFORMANCE MEASURES

       11.1. GENERAL. (a) Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as Performance-Based Compensation and thus are exempt from the deduction limitation imposed by Section 162(m) of the Code. Awards shall only qualify as Performance-Based Compensation if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder).

              (b) Awards intended to qualify as Performance-Based Compensation may be granted to Participants who are or may be Covered Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Covered Employee.

              (c) The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Awards intended to qualify as Performance-Based Compensation that will be paid out to the Covered Employees, and may attach to such Performance-Based Compensation one or more restrictions.

       11.2. OTHER AWARDS. Either the granting or vesting of Awards intended to qualify as Performance-Based Compensation (other than Options and SARs) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.3 below. With respect to such Performance-Based Compensation:

              (a) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual Covered Employees or class of Covered Employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

              (b) no Performance-Based Compensation shall be payable to or vest with respect to, as the case may be, any Covered Employee for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

              (c) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

       11.3 PERFORMANCE MEASURES. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

       (a)    Net earnings or net income (before or after taxes);

       (b)    Earnings per share;

       (c)    Net sales growth;

       (d)    Net operating profit;

       (e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

       (f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

       (g) Earnings before or after taxes, interest, depreciation, and/or amortization;

       (h)    Gross or operating margins;

       (i)    Productivity ratios; and

       (j) Share price (including, but not limited to, growth measures and total shareholder return).

       Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of peer companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices.

       11.4 EVALUATION OF PERFORMANCE. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs,
(b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

       11.5 ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION. Awards intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

       11.6 COMMITTEE DISCRETION. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.


ARTICLE 12. NONEMPLOYEE DIRECTOR AWARDS

       All Awards to Nonemployee Directors shall be determined by the Board. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.


ARTICLE 13. DIVIDEND EQUIVALENTS

       Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee (but subject to the provisions of Section 409A of the Code, if applicable).

ARTICLE 14. BENEFICIARY DESIGNATION

       Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


ARTICLE 15. RIGHTS OF PARTICIPANTS

       15.1 EMPLOYMENT. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

       Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

       15.2 PARTICIPATION. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

       15.3 RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.


ARTICLE 16. CHANGE OF CONTROL

       In addition to the terms and conditions of this Plan, one or more Awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such Awards upon a "Change of Control" of the Company (as that term may be defined in such written agreement), including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; PROVIDED HOWEVER, that such written agreement may not increase the maximum amount of such Awards.


ARTICLE 17. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

       17.1   AMENDMENT,  MODIFICATION,  SUSPENSION, AND TERMINATION. Subject to
Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's shareholders and except as provided in Section 4.4, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR. Further, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

       17.2   ADJUSTMENT  OF AWARDS UPON THE  OCCURRENCE  OF CERTAIN  UNUSUAL OR
NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

       17.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, and except to the extent necessary to avoid the imposition of additional tax and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.


ARTICLE 18. WITHHOLDING

       The Company shall have the right to withhold from a Participant (or a permitted assignee thereof), or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option or SAR, lapse of restrictions with respect to Restricted Shares or Restricted Share Units, or any other taxable event occurring pursuant to this Plan or any Award Agreement. If the Participant (or a permitted assignee thereof) shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant (or permitted assignee) may make a written election which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or permitted assignee) pursuant to any Award, or
(ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, PROVIDED THAT, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.


ARTICLE 19. SUCCESSORS

       All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


ARTICLE 20. GENERAL PROVISIONS

       20.1   FORFEITURE EVENTS.

              (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

              (b)    If  the  Company  is  required  to  prepare  an  accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

       20.2 LEGEND. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

       20.3 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

       20.4 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

       20.5 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

       20.6 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

              (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

              (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

       20.7 INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       20.8 INVESTMENT REPRESENTATIONS. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

       20.9 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

              (a)    Determine  which  Affiliates  and  Subsidiaries   shall  be
                     covered by the Plan;

              (b)    Determine  which  Employees,   Directors,  or  Third  Party
                     Service Providers outside the United States are eligible to participate in the Plan;

              (c) Modify the terms and conditions of any Award granted to Employees, Directors, or Third Party Service Providers outside the United States to comply with applicable foreign laws;

              (d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

              (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

       Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

       20.10 UNCERTIFICATED SHARES. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

       20.11 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

       20.12 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

       20.13 RETIREMENT AND WELFARE PLANS. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

       20.14 NONEXCLUSIVITY OF THE PLAN. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

       20.15 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

       20.16 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

       20.17 INDEMNIFICATION. Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

       The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

       20.18 AMENDMENT TO COMPLY WITH APPLICABLE LAW. It is intended that no Award granted under this Plan shall be subject to any interest or additional tax under Section 409A of the Code. In the event Code Section 409A is amended after the date hereof, or regulations or other guidance is promulgated after the date hereof that would make an Award under the Plan subject to the provisions of Code
Section 409A, then the terms and conditions of this Plan shall be interpreted and applied, to the extent possible, in a manner to avoid the imposition of the provisions of Code Section 409A.

                      [This Page Intentionally Left Blank]

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                    SYMS CORP

                                  JULY 14, 2005



                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.


--------------------------------------------------------------------------------

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

1. The election of the following persons as Directors of the Company to serve for the respective terms set forth in the accompanying Proxy Statement:


                                       NOMINEES:
[_]  FOR ALL NOMINEES              0   Sy Syms
                                   0   Marcy Syms
[_]  WITHHOLD AUTHORITY            0   Antone F. Moreira
     FOR ALL NOMINEES              0   Harvey A. Weinberg
                                   0   Amber M. Brookman
[_]  FOR ALL EXCEPT                0   Wilbur L. Ross, Jr.
     (See instructions below)




INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each  nominee you wish to withhold, as shown here:
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that [_] changes to the registered name(s) on the account may not be submitted via this method.

2.   To ratify the appointment of BDO Seidman, LLP  as   FOR    AGAINST  ABSTAIN
     independent  accountants  of the Company  for the
     fiscal year ending February 25, 2006.               [_]      [_]      [_]

3.   To vote  on the approval of the Stock Option Plan.  [_]      [_]      [_]

4. In their discretion with respect to any other matter that may properly come before the meeting or any and all adjournment(s) or postponement(s) thereof.



Signature of Shareholder                            Date:
                         --------------------------      -----------------------
Signature of Shareholder                            Date:
                         --------------------------      -----------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                    SYMS CORP

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 14, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Syms Corp, a New Jersey corporation (the "Company"), hereby appoints Sy Syms and Marcy Syms, and each of them with full power to act without the other, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all shares of common stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company (receipt of a copy of the Notice of such meeting, and Proxy Statement being acknowledged) on July 14, 2005 at 10:30 a.m., at the offices of Syms Corp, Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares. The undersigned hereby revokes any proxy previously given with respect to such shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" PROPOSAL 2 AND PROPOSAL 3. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                                           14475